Exhibit 99.1

FOR IMMEDIATE RELEASE

March 11, 2021

CarLotz Announces Multi-Faceted Strategic Relationship with Ally Financial

RICHMOND, VA., March 11, 2021 – CarLotz, Inc., (NASDAQ: LOTZ), the nation’s largest consignment-to-retail used vehicle marketplace, announced today that it has entered into a multi-faceted strategic relationship with Ally Financial, a leading digital financial services company, which includes consumer and inventory financing, remarketing, and additional finance and insurance offerings for CarLotz’ car buyers. Ally’s new financing and expansion of its strategic relationship with CarLotz will support CarLotz’ continued growth and national hub rollout.

The new, expanded relationship between CarLotz and Ally will provide a number of key benefits to CarLotz and its customers, including:

•	Enhanced financing options
•	Remarketing opportunities
•	A streamlined financing transaction process
•	Additional F&I product offerings

“CarLotz is on a mission to create the world’s greatest vehicle buying and selling experience for customers,” said Michael Bor, Co-Founder and Chief Executive Officer of CarLotz. “This expanded strategic relationship with Ally is one more way to support our national growth efforts while providing customer service like never before in this category. We’ve been working with top-notch teams from Ally for years and we view this expanded strategic relationship as a valuable next step in our work together.”

“We’ve built a strong relationship with the CarLotz team over several years in the consumer financing and remarketing space and we’re excited to see it expand to include inventory financing and Ally’s F&I products to help customers protect their vehicles,” said Doug Timmerman, president of Auto Finance, Ally Financial. “As CarLotz works to reimagine the consumer used car buying experience, the Ally team is committed to leveraging our extensive automotive experience to help support their national growth.”

CarLotz recently made several growth announcements including its newest hub location in Nashville, expansion to the west coast with an opening in the Seattle area, a second location in Florida and the completion of its business combination with Acamar Partners Acquisition Corp. In January, CarLotz began trading on the Nasdaq Global Market under the ticker symbol “LOTZ.”

“Our relationship with Ally exemplifies how we strive to advance the industry by combining the power of nationwide growth with our ability to put value back into the hands of our customers,” said Bor.

For additional information, visit carlotz.com

About CarLotz, Inc.

CarLotz is a used vehicle consignment and Retail Remarketing™ business that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to access the previously unavailable retail sales channel, while simultaneously providing buyers with prices that are, on average, below those of traditional dealerships. Our mission is to create the world’s greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing and selling model that offers a seamless omni-channel experience and comprehensive selection of vehicles, while allowing for a fully contactless end-to-end e- commerce interface that enables no hassle buying and selling. Our proprietary Retail Remarketing™ technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics along with custom business intelligence reporting that enables price and vehicle triage optimization between the wholesale and retail channel. Through our marketplace model, we generate significant value for both sellers and buyers through price, selection and experience. For more information, visit www.carlotz.com.

Forward-Looking Statements

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward- looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, potential risks and uncertainties relating to the novel coronavirus (COVID-19).

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CarLotz Contacts:

Analyst Inquiries

CarLotzIR@ICR.com

Media Inquires

Leslie.griles@carlotz.com